SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 21, 1999
                                                 -------------------------------

                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-76801                  52-1495132
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


343 Thornall Street, Edison, New Jersey                                 08837
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
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                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  20,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Lehman Brothers Inc. which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                    Description
            -----------                    -----------

            (99)                           Computational Materials
                                           prepared by Lehman Brothers Inc.,
                                           in connection with Chase Mortgage
                                           Finance Corporation, Multi-Class
                                           Mortgage Pass-Through
                                           Certificates, Series 1999-S13

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                              CHASE MORTGAGE FINANCE CORPORATION
                                              ----------------------------------
                                                          (Registrant)


Date: September 24, 1999
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                                             /s/ Eileen Lindblom
                                             -----------------------------------
                                                          (Signature)
                                             Eileen Lindblom
                                             Vice President

                              INDEX TO EXHIBITS
                              -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99)                    Computational Materials                         (P)
                        prepared by Lehman Brothers Inc.,
                        in connection with Chase Mortgage
                        Finance Corporation, Multi-Class
                        Mortgage Pass-Through Certificates,
                        Series 1999-S13